UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2013

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32868 (Commission File Number)	52-2319066 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 18, 2013, Lion Oil Company (“Lion Oil”), a wholly owned subsidiary of Delek US Holdings, Inc. (“Delek US”), entered into a $90.0 million amended and restated financing agreement (the “Term Loan Facility”) with Bank Hapoalim B.M. as the collateral agent and a lender and Israel Discount Bank of New York as a lender. The Term Loan Facility requires Lion Oil to make 16 quarterly amortization payments of $4.5 million each commencing December 31, 2014, with the remaining principal balance to be paid at maturity. The Term Loan Facility matures on December 18, 2018 and is secured by (i) all assets of Lion Oil (excluding inventory and accounts receivable), (ii) all shares in Lion Oil, and (iii) a first priority lien on the subordinated and common units of Delek Logistics Partners, LP held by Lion Oil. Additionally, the Term Loan Facility is guaranteed by Delek US and certain subsidiaries of Lion Oil. Interest on the unpaid balance of the Term Loan Facility is computed at a rate per annum equal to a LIBOR rate or a prime based reference rate, at Lion Oil's election, plus the applicable margins, subject in each case to an interest rate floor of 5.50% per annum.

The foregoing description of the Term Loan Facility is not comprehensive and is qualified in its entirety by reference to the Term Loan Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Term Loan Facility provided above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

10.1
Amended and Restated Financing Agreement, dated as of December 18, 2013, among Lion Oil Company as borrower, certain subsidiaries of Lion Oil Company named therein as guarantors, Bank Hapoalim B.M. as the collateral agent and a lender, and Israel Discount Bank of New York as a lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2013	DELEK US HOLDINGS, INC.

/s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: EVP / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amended and Restated Financing Agreement, dated as of December 18, 2013, among Lion Oil Company as borrower, certain subsidiaries of Lion Oil Company named therein as guarantors, Bank Hapoalim B.M. as the collateral agent and a lender, and Israel Discount Bank of New York as a lender.